EXHIBIT 1.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption "Understanding Your Investment-Experts-Independent Registered Public Accounting Firm" and to the use of our report dated August 24, 2006 in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Advisor's Disciplined Trust 25 dated October 19, 2006.



                                        Grant Thornton LLP

Chicago, Illinois
October 19, 2006